Subsequent event	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
(26)	Subsequent event

The Company has been in active discussion with its creditors about potential debt restructuring plans. In the subsequent period, the Company was aware that the Company’s major creditors are working on a framework of the debt restructuring plan for the approval of the State Council of the People’s Republic of China, which may include the transforming of debt from bank creditors to equity of its major subsidiaries. However, as of the date of the annual report, while alternative debt restructuring plans have been prepared and discussed the Company, the Company’s major creditors and potential new investors, the Company has not received any binding proposal from any party with respect to the debt restructuring and neither the Company nor the Special Committee have made any decision to engage in any particular transaction with respect to the debt restructuring.